                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      THE FINANCE COMPANY OF PENNSYLVANIA
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 2004

                      ------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Finance Company of Pennsylvania, a Pennsylvania corporation, will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner 6th and Chestnut Streets, Philadelphia, Pennsylvania 19106, on Wednesday, April 21, 2004 at 10:30 A.M., Local Time, for the following purposes:

     1. To elect two directors to hold office for a term of three years and until their successors are duly elected and qualified.

     2. To transact such other business as may properly come before the Meeting or any adjournment thereof; all as set forth in the Proxy Statement accompanying this Notice.

     The stock transfer books of the Company will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on February 27, 2004, as the record date for the determination of stockholders who will be entitled to notice of, and to vote at, the Meeting.

                                   By order of the Board of Directors,

                                                  DORANNE H. CASE
                                           Assistant Secretary/Treasurer
Dated: March 26, 2004

                      ------------------------------------

     If you do not expect to be present at the Meeting but wish your stock to be voted, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed stamped envelope. It is important that Proxies be returned promptly.

                      THE FINANCE COMPANY OF PENNSYLVANIA

                       PUBLIC LEDGER BUILDING, SUITE 630
                        150 SOUTH INDEPENDENCE MALL WEST
                        PHILADELPHIA, PENNSYLVANIA 19106
                            TELEPHONE: 215-351-4778

                      ------------------------------------

                                PROXY STATEMENT

                                    FOR THE

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 21, 2004

                      ------------------------------------

                                  INTRODUCTION

     Purpose. We are furnishing this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of your Company for use at its Annual Meeting of Stockholders. The Meeting will be held in the Independence Room of The Downtown Club, Public Ledger Building, 11th Floor, S.W. Corner Sixth and Chestnut Streets, Philadelphia, Pennsylvania 19106, on April 21, 2004 at 10:30 a.m., Local Time. We first sent this Statement and the enclosed form of Proxy to shareholders on or about March 29, 2004.

     Annual Report. We will furnish, without charge, a copy of the Company's most recent annual report to any stockholder upon written request to Doranne H. Case at the Company's address or by calling the Company at the telephone number at the top of this page. You may call collect if making a telephone request.

     Proxy Instructions. If you execute and return the enclosed form of Proxy, the shares represented by it will be voted, unless otherwise directed, on all matters that properly come before the meeting for a vote. If you specify on the Proxy, your shares will be voted in accordance with those instructions. If you give no instruction, the shares represented by the Proxy will be voted for management's nominees for directors.

     Abstentions, Withheld Votes and Broker Non-Votes. Proxies marked as abstaining (including proxies containing broker non-votes) will be counted as present for purposes of establishing a quorum. In certain cases where a stockholder fails to return a proxy card for shares of Common Stock held in brokerage accounts, a broker is permitted to submit the proxy card on behalf of the stockholder to cast votes for or against director nominees. A broker non-vote occurs when a broker is prohibited by law from exercising discretionary authority on behalf of the stockholder to vote for or against a proposal. Pursuant to Pennsylvania law, the terms "voting" or "casting a vote" do not include either the act of abstaining or failing to vote. Thus, abstentions and broker non-votes are not counted either in the tally of votes "for" or "against" a director nominee or proposal. A "withheld" vote is the equivalent of an abstention.

     Revocation. You may revoke the Proxy at any time prior to it being voted at the Annual Meeting by notice of revocation given to the Company at or before the Meeting or by the execution of a later-dated Proxy.

     Cumulative Voting. As of February 27, 2004, the Company had outstanding 49,054 shares of Common Stock, each share being entitled to one vote except in the case of election of directors in which event shares may be voted cumulatively, when applicable. Under cumulative voting, a stockholder's total vote (which is the total number of shares held multiplied by the number of each class of directors to be elected) may be cast entirely for one nominee or split between both nominees. To vote cumulatively, you must write the words "cumulate for" followed by the name of the nominee or nominees selected on the line provided under Item 1 of the Proxy. The Board of Directors is also soliciting discretionary authority to cumulate votes.

     Record Date. The close of business on February 27, 2004 has been fixed as the record date for the determination of your right to receive notice of, and to vote at, the Meeting.

     Required Vote. Approval of the matters scheduled to be presented for vote by the stockholders at the Annual Meeting will require a majority of shares present, in person or represented by proxy, at the meeting and entitled to vote thereon.

     Any stockholder wishing to present a proposal, including a nomination of a director, to the Company's Board of Directors for its consideration of whether to include such proposal on the agenda of the Annual Meeting of Stockholders on April 20, 2005, must be received by, the Company, at Public Ledger Building, Suite 630, 150 South Independence the Mall West, Philadelphia, Pennsylvania 19106, by November 5, 2004.

     Stockholders wishing to submit written communications to the Board or an individual Director should send their communications to the attention to such Director or the Board at the Company's address. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

                             ELECTION OF DIRECTORS

     The Board is divided into three classes whose members respectively hold office for terms of three years. Two of the classes have two members and the other has one member. The terms of the members of one class expire each year. A class with two members is standing for election at the 2004 Annual Meeting. The management recommends the reelection of Herbert S. Riband, Jr. and the election of Peter Bedell for three year terms ending 2007. Mr. Bedell has been nominated to serve as a Director of the Company due to Frank A. Wood, Jr.'s retirement from the Board effective at the end of his current term. One of the Company's non-interested Directors recommended that the Company consider Mr. Bedell's nomination to the Company's Board of Directors due to his vast investment experience, culminating in his chairmanship of Walnut Asset Management and Rutherford Brown & Catherwood, LLC.

     It is the intention of the persons named in the enclosed Proxy to vote as management recommends for the election of Messrs. Riband and Bedell, who have respectively consented to serve if elected. Should any or all of them become unable to accept nomination or election (which the management does not expect), it is the intention of the persons named in the enclosed Proxy to vote for the election of such other person as the management may recommend. Information regarding Mr. Bedell, Mr. Riband and the other directors (including those who are executive officers of the Company) follows:

                            EXPIRATION
                            OF TERM OF                                                             DOLLAR RANGE
     NAME ADDRESS(1),       OFFICE AND                                 OTHER DIRECTORSHIPS HELD      OF SHARES
  POSITION(S) HELD WITH      LENGTH OF     PRINCIPAL OCCUPATION(S)      BY DIRECTOR OR NOMINEE    BENEFICIALLY(2)
    THE FUND, AND AGE       TIME SERVED      DURING PAST 5 YEARS             FOR DIRECTOR            OWNED(4)
INTERESTED DIRECTORS(3)
--------------------------

Charles E. Mather III.....    2005        President and Director of   Director of Penn                 Over
Director and President      23 years      Mather & Co. (insurance     Series Funds, Inc., a          $100,000
Age: 69                                   brokers), with which he     registered investment
                                          has been associated for     company consisting of 17
                                          more than five years        portfolios.
NON-INTERESTED DIRECTORS
--------------------------

Jonathan D. Scott.........    2006        Senior Vice President,      Director of Pennsylvania         None
Director                    14 years      PNC Bank Corp. with which   Warehousing and Safe
Age: 51                                   he has been associated for  Deposit Company
                                          more than five years
Herbert S. Riband,            2004        Of counsel to the law firm  None                           $10,001-
  Jr.(5)..................  10 years      of Saul, Ewing LLP                                          50,000
Director
Age: 67
Shaun F. O'Malley.........    2006        Retired (Formerly Chair-    Director of The Philadel-      $10,000-
Director                     8 years      man, Price Waterhouse       phia Contributionship,          50,000
Age: 68                                   World Organization)         Horace Mann Educators
                                                                      Corp., Federal Home Loan
                                                                      Mortgage Corp., and Regu-
                                                                      lus Group LLC
Peter Bedell..............    2007        Chairman Emeritus, Walnut   None                             None
Nominee for Non-Inter-                    Asset Management and
ested Director                            Rutherford Brown &
Age: 66                                   Catherwood, LLC with which
                                          he has been associated for
                                          more than five years

------------------------
    1. The Address of all Directors is Public Ledger Building, Suite 630, 150 South Independence Mall West, Philadelphia, PA 19106.

    2. For purposes of this Proxy Statement, beneficial ownership of shares is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of the shares, regardless of any economic interest therein.

    3. The interested director is classified as such because he is an executive officer of the Company.

    4. As of December 31, 2003.

    5. It is currently contemplated that at the Annual Meeting Mr. Riband will be appointed the Treasurer of the Company due to Mr. Wood's retirement from that position at the end of his current term. Upon his appointment as Treasurer, Mr. Riband will become an executive officer of the Company and, such, going forward from the date of the Annual Meeting, Mr. Riband will be classified as an "interested" director of the Company.

     During 2003, all directors attended more than 75 percent of the eleven meetings of the Board, and all Directors attended last year's annual meeting. The Company does not have a policy with respect to the Director's attendance at annual meetings, but as a matter of practice all of the Directors attend the annual meeting.

     The Board has two standing committees: Executive Committee and Audit Committee. The Executive Committee, composed of Messrs. Mather and Wood, meets only under unusual circumstances when the full Board cannot meet, and its authority is thereby limited. The Audit Committee is currently composed of Messrs. Scott, Riband and O'Malley, each a non-interested director of the Company. This Committee is responsible principally for recommending the Company's independent accountants, reviewing the adequacy of the Company's internal accounting controls and reviewing auditing fees. This Committee also is responsible for nominating each year the officers and directors of the Company. It is currently contemplated that, if elected, Mr. Bedell will replace Mr. Riband on the Company's Audit Committee. This Committee's charter has been included as Appendix A to this Proxy Statement. During the fiscal year ended December 31, 2003, the Executive Committee met twice and the Audit Committee met three times. All members of the committees attended each meeting.

     The following table sets forth the number of shares of Common Stock of the Company beneficially owned by all present directors and officers of the Company as a group, as of February 27, 2004:

                                                  SHARES
          TITLE OF CLASS                    BENEFICIALLY OWNED                   PERCENT OF CLASS
              Common                                155                                0.3%

                                  REMUNERATION

     The Company pays each Director who is not a salaried officer an annual fee and a fee for each meeting of the Board and each meeting of the Executive Committee and Audit Committee actually attended. Aggregate remuneration for all officers and directors as a group (7 persons) during the year was $184,475, including $51,475 paid to directors who were not salaried officers of the Company. The Company rented office space from Mr. Mather's employer, Mather & Co., for an annual rent of $6,500. The Board, with Mr. Mather abstaining, approved such rental payments as being in the Company's best interests.

     The aggregate compensation paid by the Company to each of its directors and executive officers who have aggregate compensation in excess of $60,000 for the fiscal year ended December 31, 2003 is set forth in the table below. None of the Company's directors is a director of any other investment company in a "fund complex" with the Company (that is, an investment company that receives investment advisory services from the Company's investment adviser or any affiliated person of the Company's investment adviser, and holds itself out to investors as related to the Company). No officer or director is entitled to any benefits upon retirement from the Company, and thus no benefits have been accrued for any of the following persons during the fiscal year:

                                                              AGGREGATE COMPENSATION
                     NAME AND POSITION                           FROM THE COMPANY
Charles E. Mather III                                                $72,000*
Director and President
Jonathan D. Scott                                                    $12,025**
Director
Herbert S. Riband, Jr.                                               $13,375
Director
Shaun F. O'Malley                                                    $13,375
Director

------------------------
    * Mr. Mather receives no compensation for serving as director of the Company.

    ** Mr. Scott's compensation is paid to his employer.

                              CERTAIN STOCKHOLDERS

     As of February 27, 2004 the following stockholders were owners, having voting and investment power, or sharing voting and investment power, of more than 5% of the capital stock of the Company:

                                  NAME AND ADDRESS
TITLE OF                            OF BENEFICIAL
 CLASS                                  OWNER                                  NO. OF SHARES         PERCENT OF CLASS
Common         PNC Bank, sole trustee of various trusts,                          28,936                  58.99%
                 P.O. Box 7648, Philadelphia, PA 19101

Common         PNC Bank, as co-trustee or adviser/agent of other                   5,607                  11.43%
                 accounts,
                 P.O. Box 7648, Philadelphia, PA 19101

                             THE COMPANY'S AUDITORS

     The firm of Deloitte & Touche, LLP, and its predecessor, has been the Company's auditors for a number of years. At its regular meeting on January 21, 2004, the Board of Directors of the Company, including a majority of those directors who are not interested persons of the Company, once again selected this firm of independent, certified public accountants as auditors of the Company with respect to its operations for the period April 21, 2004 to April 20, 2005.

     Representatives of Deloitte & Touche, LLP are expected to be present at the Meeting to have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     Audit Fees. The following are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements:

2003: $35,500                                    2002: $33,500

     Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Company's financial statements and are not reported under Audit Fees above.

     Tax Fees. The following are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning:

2003: $18,150                                    2002: $8,000

     Nature of these services: Preparation of tax returns.

     All Other Fees.

2003: $3,500                                     2002: $3,500

     Nature of these services: assistance with preparation of N-SAR; research, discussions, memoranda re various matters impacting the company.

                        THE COMPANY'S INVESTMENT ADVISER

     Cooke & Bieler, L.P., 1700 Market St., Ste. 3222, Philadelphia, PA 19103, serves as the Company's investment adviser.

                                 OTHER MATTERS

     The management knows of no other matters which are likely to be brought before the Meeting. However, if any other matters not now known properly come before the Meeting (including the filling of any unexpected vacancies in the Board), the persons named in the enclosed Proxy, or their substitutes, will vote said Proxy in accordance with their judgment on such matters.

                                    EXPENSES

     The cost of preparing and mailing this Statement and the accompanying Notice of Annual Meeting and Proxy, and any additional material relating to the Meeting, and the cost of soliciting Proxies (estimated to be $3,200.00), will be borne by the Company.

     By Order of the Board of Directors

                                                            DORANNE H. CASE
Dated: March 26, 2004                              Assistant Secretary/Treasurer

                      ------------------------------------

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED STAMPED RETURN ENVELOPE.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     Pursuant to Section 1731 of the Pennsylvania Business Corporation Law, the Board of Directors (the "Directors") of The Finance Company of Pennsylvania (the "Company") hereby establishes an Audit Committee (the "Committee") to oversee the financial reporting process and internal controls of the Company. The Directors have also authorized this Committee to take responsibility for nominating officers and directors of the Company. The Directors further adopt the following as the governing principles of the Committee.

MEMBERSHIP

     The Committee shall consist of at least two, but not more than three members, each of whom is a "disinterested director" as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). The Committee shall elect from its own members a Chair, who shall preside over each meeting of the Committee.

PRINCIPAL RESPONSIBILITIES

     - The principal responsibilities of the Committee shall include:

     - Recommending which firm to engage as the Company's independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

     - Reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence.

     - Serving as a channel of communication between the independent auditor and the Directors.

     - Reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Company that are material to the Company as a whole, if any, and management's responses to any such reports.

     - Reviewing the Company's audited financial statements and considering any significant disputes between the Company's management and the independent auditor that arose in connection with the preparation of those financial statements. In addition, the Committee should review any unusual circumstances reflected in the Company's financial statements.

     - Considering, in consultation with the independent auditors and the Company's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Company's internal financial controls.

     - Reviewing in consultation with the Company's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Company's financial statements.

     - Reviewing the procedures employed by the Company in preparing published financial statements and related management commentaries.

RECOMMENDATION OF INDEPENDENT AUDITORS

     In connection with the selection of the Company's independent auditors, the Committee shall consider the auditors': (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm's independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm's manner of communicating weaknesses noted in the Company's internal control system, the basis for determining their fees, and management's attitude toward the firm.

INTERNAL CONTROLS

     The Committee shall periodically review the internal controls of, and other procedures adopted by, the Company, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Company's net asset value; (ii) the valuation of securities for which market quotations are not readily available (including The Pennsylvania Warehousing and Safe Deposit Company); (iii) the pricing services used by the Company; and (iv) the liquidity of other restricted securities held by the Company.

NOMINATIONS OF OFFICERS AND DIRECTORS

     The Committee shall have the responsibility for nominating each year the Company's officers for election by the whole Board and the Company's directors for election by the shareholders. The Committee shall make a report on its nominations to the whole Board at its January meeting.

MEETINGS

     The Committee shall have at least two meetings a year.

                      THE FINANCE COMPANY OF PENNSYLVANIA
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 21, 2004
--------------------------------------------------------------------------------

THE UNDERSIGNED HEREBY APPOINTS SHAUN F. O'MALLEY AND JONATHAN D. SCOTT OR EITHER ONE OF THEM, ACTING SINGLY IN THE ABSENCE OF THE OTHER, WITH FULL POWER OF SUBSTITUTION, THE PROXY OR PROXIES OF THE UNDERSIGNED TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD IN THE INDEPENDENCE ROOM OF THE DOWNTOWN CLUB, PUBLIC LEDGER BUILDING, 11TH FLOOR S.W. CORNER 6TH AND CHESTNUT STREETS, PHILADELPHIA, PENNSYLVANIA 19106, ON WEDNESDAY, APRIL 21, 2004 AT 10:30 A.M., LOCAL TIME, OR ANY ADJOURNMENTS THEREOF, AND, WITH ALL POWERS THE UNDERSIGNED WOULD POSSESS IF PRESENT, TO VOTE UPON THE FOLLOWING MATTERS:

 I  ELECTION OF TWO DIRECTORS:   [ ]  FOR ALL NOMINEES   [ ]  WITHHOLD AUTHORITY TO VOTE
                                  LISTED BELOW            FOR ALL NOMINEES LISTED BELOW

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW)
   (INSTRUCTION: TO CUMULATE VOTES, WRITE THE NAME OF THE NOMINEE OR NOMINEES
            IN THE SPACE PROVIDED BELOW FOLLOWED BY "CUMULATE FOR")

               NOMINEES: HERBERT S. RIBAND, JR. AND PETER BEDELL

              THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM I
--------------------------------------------------------------------------------

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Said Proxies will vote this Proxy in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR
ITEM I. As to any other matter properly coming before the Meeting, said Proxies will vote this Proxy in accordance with their judgment. The undersigned hereby acknowledges receipt of the Notice of said Annual Meeting of Stockholders and the related Proxy Statement.

                                                  ------------ Shares

                                          Dated:  -------------------- , 2004

                                             -----------------------------------

                                             -----------------------------------
                                                         (Signature)
                                                  (Signature should be exactly
                                                  as name or names appear on
                                                  this Proxy. If stock is held
                                                  jointly, each holder must
                                                  sign. If signing is by
                                                  attorney, executor,
                                                  administrator, trustee or
                                                  guardian, please give full
                                                  title.)

                                                   PLEASE COMPLETE, DATE,
                                                  SIGN AND RETURN PROMPTLY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS